UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 18, 2005


                               WMS INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)


          Delaware                       1-8300                  36-2814522
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
       incorporation)                                        Identification No.)



       800 South Northpoint Blvd., Waukegan, Illinois                60085
             (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (847) 785-3000
                                                           --------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

On February 18, 2005, we entered into a new employment agreement with each of Orrin J. Edidin, our Executive Vice President and Chief Operating Officer, and Scott D. Schweinfurth, our Executive Vice President and Chief Financial Officer. The new agreements are effective as of January 1, 2005.

Employment Agreement with Orrin J. Edidin

The new agreement with Mr. Edidin replaces his previous employment agreement, dated May 8, 2000, as amended. Pursuant to the new agreement, Mr. Edidin has agreed to continue to serve as our Executive Vice President and Chief Operating Officer, and perform such other duties as may be requested by our Chief Executive Officer or Board of Directors from time to time during the term of the agreement. The agreement term expires on December 31, 2007, subject to automatic rolling extensions so that the term of Mr. Edidin's employment shall at no time be less than two years.

Under his new agreement, Mr. Edidin will receive a base salary of $450,000 per year. Mr. Edidin has the opportunity to earn a bonus of up to 225% of his base salary pursuant to an annual performance based program to be established by us. Mr. Edidin may participate in all benefit plans and perquisites generally available to our senior executives, including long-term performance-based incentive programs to be established by us, and he will be provided with life insurance coverage in the amount of $1,400,000 during the term of the agreement. In the event such coverage is not available for an annual premium of no more than $3,000, we shall provide Mr. Edidin with whatever lesser amount of life insurance is available for such annual premium or permit Mr. Edidin to pay the portion of the annual premium in excess of $3,000.

We may terminate Mr. Edidin's new agreement upon 30 days written notice for "cause", which includes dishonesty or failure to follow a reasonable direction of our Chief Executive Officer or our Board of Directors. Mr. Edidin's agreement may be terminated by either party upon two years notice.

Mr. Edidin may also terminate his agreement upon 30 days written notice for "good reason," which means the occurrence of a material breach by WMS of any material provision of the agreement, including a material diminution of responsibility or base salary, or, in the event of a change of control, the relocation of Mr. Edidin's primary office to a location more than 40 miles farther from his current place of residence than the present location of our Waukegan and Chicago, Illinois offices. Upon any termination by Mr. Edidin for good reason, or by us without cause, we would be obligated to pay Mr. Edidin:
(a) any accrued base salary and any bonus awarded for any prior year to the extent not already paid, (b) within 30 days after the end of the fiscal year in which such termination occurred, a pro rata amount of the bonus payable for the year in which such termination occurs to the extent not already paid, (c) base salary and a pro rata amount of one year's bonus over the next twelve months at normal payroll intervals and (d) with 30 days after the first anniversary of such termination, a lump sum payment equal in amount to two times the sum of his base salary plus one year's bonus. The agreement defines "one year's bonus" as $276,900 until the first year in which we pay a cash bonus, or the amount of the actual bonus paid after the first year in which a cash bonus is paid under the agreement or, starting with the third year after a cash bonus is paid under the agreement, the average annual cash bonus paid to Mr. Edidin over the immediately preceding two fiscal years.

If the agreement terminates by reason of Mr. Edidin's death or his absence from his duties on a full-time basis for 90 consecutive business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician, we will be required to pay Mr. Edidin or his legal representatives (a) any accrued base salary and the pro rata bonus which would have been payable during the current year had he remained employed; and (b) a lump sum equal to one-half the sum of his base salary plus one year's bonus.

Mr. Edidin's employment agreement may also be terminated if either of the following change of control events occurs: (a) the individuals who presently constitute our Board of Directors, or successors approved by these Board members, cease for any reason to constitute at least a majority of the Board, and Mr. Edidin gives written notice of his election to terminate his employment within sixty days of such event or (b) any person or entity or group of affiliated persons or entities who were not the owners of at least 15% of the outstanding shares of our voting securities as of January 1, 2005, acquires more than 25% of our outstanding shares, and Mr. Edidin gives written notice of his election to terminate his employment for "good reason" or the Company terminates Mr. Edidin's employment not for cause, death or disability within 180 days of such acquisition.

If such a change of control event occurs and Mr. Edidin gives timely notice, then in lieu of any other rights under his agreement, we will be required to pay him (a) any accrued base salary and the pro rata bonus to the extent not already paid; and (b) a lump sum of three times the sum of his base salary plus one year's bonus. If payments made to Mr. Edidin under the agreement after a change of control are considered "excess parachute payments" under Section 280G of the Internal Revenue Code of 1986, additional compensation is required to be paid to Mr. Edidin to the extent necessary to eliminate the economic effect on him of the resulting excise tax.

In addition, if either (a) the individuals who presently constitute our Board of Directors, or successors approved by these Board members, cease for any reason to constitute at least a majority of the Board, or (b) any person or entity or group of affiliated persons or entities who were not the owners of at least 15% of the outstanding shares of our voting securities as of January 1, 2005, acquires more than 25% of our outstanding shares, all of Mr. Edidin's unexpired unvested options and stock equity grants will immediately vest.

Employment Agreement with Scott D. Schweinfurth

The new agreement with Mr. Schweinfurth replaces his previous employment agreement, dated May 8, 2000, as amended. Pursuant to the new agreement, Mr. Schweinfurth has agreed to continue to serve as our Executive Vice President and Chief Financial Officer, and perform such other duties as may be requested by our Chief Executive Officer or Board of Directors from time to time during the term of the agreement. The agreement term expires on December 31, 2007, subject to automatic rolling extensions so that the term of Mr. Schweinfurth's employment shall at no time be less than two years.

Under his new agreement, Mr. Schweinfurth will receive a base salary of $410,000 per year. Mr. Schweinfurth has the opportunity to earn a bonus of up to 225% of his base salary pursuant to an annual performance based program to be established by us. Mr. Schweinfurth may participate in all benefit plans and perquisites generally available to our senior executives, including long-term performance-based incentive programs to be established by us, and he will be provided with life insurance coverage in the amount of $1,400,000 during the term of the agreement. In the event such coverage is not available for an annual premium of no more than $3,000, we shall provide Mr. Schweinfurth with whatever lesser amount of life insurance is available for such annual premium or permit Mr. Schweinfurth to pay the portion of the annual premium in excess of $3,000.

We may terminate Mr. Schweinfurth's new agreement upon 30 days written notice for "cause", which includes dishonesty or failure to follow a reasonable direction of our Chief Executive Officer or our Board of Directors. Mr. Schweinfurth's agreement may be terminated by either party upon two years notice.

Mr. Schweinfurth may also terminate his agreement upon 30 days written notice for "good reason," which means the occurrence of a material breach by WMS of any material provision of the agreement, including a material diminution of responsibility or base salary, or, in the event of a change of control, the relocation of Mr. Schweinfurth's primary office to a location more than 40 miles farther from his current place of residence than the present location of our Waukegan and Chicago, Illinois offices. Upon any termination by Mr. Schweinfurth for good reason, or by us without cause, we would be obligated to pay Mr.
Schweinfurth: (a) any accrued base salary and any bonus awarded for any prior year to the extent not already paid, (b) within 30 days after the end of the fiscal year in which such termination occurred, a pro rata amount of the bonus payable for the year in which such termination occurs to the extent not already paid, (c) base salary and a pro rata amount of one year's bonus over the next twelve months at normal payroll intervals and (d) with 30 days after the first anniversary of such termination, a lump sum payment equal in amount to two times the sum of his base salary plus one year's bonus. The agreement defines "one year's bonus" as $276,900 until the first year in which we pay a cash bonus, or the amount of the actual bonus paid after the first year in which a cash bonus is paid under the agreement or, starting with the third year after a cash bonus is paid under the agreement, the average annual cash bonus paid to Mr. Schweinfurth over the immediately preceding two fiscal years.

If the agreement terminates by reason of Mr. Schweinfurth's death or his absence from his duties on a full-time basis for 90 consecutive business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician, we will be required to pay Mr. Schweinfurth or his legal representatives (a) any base accrued salary and the pro rata bonus which would have been payable during the current year had he remained employed; and (b) a lump sum equal to one-half the sum of his base salary plus one year's bonus.

Mr. Schweinfurth's employment agreement may also be terminated if either of the following change of control events occurs: (a) the individuals who presently constitute our Board of Directors, or successors approved by these Board members, cease for any reason to constitute at least a majority of the Board, and Mr. Schweinfurth gives written notice of his election to terminate his employment within sixty days of such event or (b) any person or entity or group of affiliated persons or entities who were not the owners of at least 15% of the outstanding shares of our voting securities as of January 1, 2005, acquires more than 25% of our outstanding shares, and Mr. Schweinfurth gives written notice of his election to terminate his employment for "good reason" or the Company terminates Mr. Schweinfurth's employment not for cause, death or disability within 180 days of such acquisition.

If such a change of control event occurs and Mr. Schweinfurth gives timely notice, then in lieu of any other rights under his agreement, we will be required to pay him (a) any accrued salary and the pro rata bonus to the extent not already paid; and (b) a lump sum of three times the sum of his base salary plus one year's bonus.

If payments made to Mr. Schweinfurth under the agreement after a change of control are considered "excess parachute payments" under Section 280G of the Internal Revenue Code of 1986, additional compensation is required to be paid to Mr. Schweinfurth to the extent necessary to eliminate the economic effect on him of the resulting excise tax.

In addition, if either (a) the individuals who presently constitute our Board of Directors, or successors approved by these Board members, cease for any reason to constitute at least a majority of the Board, or (b) any person or entity or group of affiliated persons or entities who were not the owners of at least 15% of the outstanding shares of our voting securities as of January 1, 2005, acquires more than 25% of our outstanding shares, all of Mr. Schweinfurth's unexpired unvested options and stock equity grants will immediately vest.

With respect to "excess parachute payments" made to either Mr. Edidin or Mr. Schweinfurth, under Section 4999 of the Internal Revenue Code of 1986, in addition to income taxes, the recipient of "excess parachute payments" is subject to a 20% nondeductible excise tax on these payments. An excess parachute payment is a payment in the nature of compensation which is contingent on a change of ownership or effective control and which exceeds the portion of the base amount (i.e., the average compensation for the five-year period prior to the change of control) allocable to the payment. These rules apply only if the present value of all payments of compensation contingent on the change of control (including non-taxable fringe benefits) is at least equal to three times the base amount. Excess parachute payments are not tax deductible by us.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(C)  EXHIBITS

EXHIBITS       DESCRIPTION
--------       -----------

10.1 Employment Agreement, dated February 18, 2005, between WMS Industries Inc. and Orrin J. Edidin

10.2 Employment Agreement, dated February 18, 2005, between WMS Industries Inc. and Scott D. Schweinfurth



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

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            WMS Industries Inc.

                            /s/ Kathleen J. McJohn
                            Name:  Kathleen J. McJohn
                            Title: Vice President, General Counsel and Secretary

Date: February 24, 2005


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


                                  EXHIBIT INDEX


EXHIBITS       DESCRIPTION
--------       -----------

10.1 Employment Agreement, dated February 18, 2005, between WMS Industries Inc. and Orrin J. Edidin

10.2 Employment Agreement, dated February 18, 2005, between WMS Industries Inc. and Scott D. Schweinfurth